Exhibit 99.1

Atomera Provides First Quarter 2024 Results

LOS GATOS, Calif. April 25, 2024 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the first quarter ended March 31, 2024.

Recent Company Highlights

•	Strong progress with customers in all four market focus segments
•	Record number of commercial proposals in the last three months
•	Promising GaN results in a new product category, Compound Semiconductors

Management Commentary

“As our first commercial customer continues on the path to production, we have been more active on license agreements with other customers than at any time in our history,” said Scott Bibaud, President and CEO. “We believe this proposal activity, combined with our potential to enter the compound semiconductor market segment will provide sustaining growth on top of a solid foundation to build Atomera into a premier leader in the semiconductor industry.”

Financial Results

The Company incurred a net loss of ($4.8) million, or ($0.19) per basic and diluted share in the first quarter of 2024, compared to a net loss of ($5.0) million, or ($0.21) per basic and diluted share, for the first quarter of 2023. Adjusted EBITDA (a non-GAAP financial measure) in the first quarter of 2024 was a loss of ($4.0) million compared to an adjusted EBITDA loss of ($4.2) million in the first quarter of 2023.

The Company had $19.3 million in cash, cash equivalents and short-term investments as of March 31, 2024, compared to $19.5 million as of December 31, 2023.

The total number of shares outstanding was 26.9 million as of March 31, 2024.

First Quarter 2024 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Thursday, April 25, 2024

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

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About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with qualification of MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and knowhow and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2024. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	March 31,	December 31,
	2024	2023
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,806	$12,591
Short-term investments	4,458	6,940
Unbilled contracts receivable	–	550
Interest receivable	73	79
Prepaid expenses and other current assets	328	244
Total current assets	19,665	20,404

Property and equipment, net	83	100
Long-term prepaid maintenance and supplies	91	91
Security deposit	14	14
Operating lease right-of-use asset	459	517
Financing lease right-of-use-asset	2,622	2,903

Total assets	$22,934	$24,029

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$601	$618
Accrued expenses	210	222
Accrued payroll related expenses	454	1,382
Current operating lease liability	263	264
Current financing lease liability	1,357	1,328
Deferred revenue	17	–
Total current liabilities	2,902	3,814

Long-term operating lease liability	194	295
Long-term financing lease liability	1,431	1,750

Total liabilities	4,527	5,859

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of March 31 2024 and December 31, 2023	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 26,905 shares issued and 26,885 outstanding as of March 31, 2024; and 26,107 shares issued and outstanding as of December 31, 2023	27	26
Additional paid in capital	226,288	221,229
Other comprehensive income (loss)	(1)	–
Accumulated deficit	(207,907)	(203,085)
Total stockholders’ equity	18,407	18,170
Total liabilities and stockholders’ equity	$22,934	$24,029

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Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Revenue	$18	$550	$–
Cost of revenue	(33)	(28)	–
Gross margin (loss)	(15)	522	–

Operating expenses
Research and development	2,858	2,992	3,036
General and administrative	1,811	1,875	1,742
Selling and marketing	350	452	389
Total operating expenses	5,019	5,319	5,167

Loss from operations	(5,034)	(4,797)	(5,167)

Other income (expense)
Interest income	205	195	199
Accretion income	46	62	2
Other income (expense), net	–	3	–
Interest expenses	(39)	(43)	(53)
Total other income (expense), net	212	217	148)

Net loss	$(4,822)	$(4,580)	$(5,019)

Net loss per common share, basic and diluted	$(0.19)	$(0.18)	$(0.21)

Weighted average number of common shares outstanding, basic and diluted	26,038	25,404	23,660

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2024	2023	2023
Net loss (GAAP)	$(4,822)	$(4,580)	$(5,019)
Depreciation and amortization	17	17	20
Stock-based compensation	1,024	1,015	927
Interest income	(205)	(195)	(199)
Accretion income	(46)	(62)	(2)
Other (income) expense, net	–	(3)	–
Interest expense	39	43	53
Net loss non-GAAP EBITDA	$(3,993)	$(3,765)	$(4,220)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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